Exhibit 10.2

NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT (the “Agreement”), dated as of November __, 2017, by and among Helios and Matheson Analytics Inc., a Delaware corporation with offices located at Empire State Building, 350 5th Avenue, New York, New York 10118 (the “Company”) and the investor signatory hereto (the “Investor”).

WHEREAS:

A. Concurrently herewith, the Company, the Investor and certain other investors (the “Other Investors”, and together with the Investor, the “Investors”) have entered into that certain Securities Purchase Agreement, dated November __, 2017, pursuant to which, among other things, the Investors shall acquire certain senior secured convertible note (the “Series B Notes”) of the Company (the “Securities Purchase Agreement”).

B. The Company and the Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

C. The Investor has authorized the issuance of a new secured promissory Investor Note in substantially the form attached hereto as Exhibit A, pursuant to the terms set forth herein (collectively, the “Investor Note”).

D. The Investor wishes to purchase Series B Notes from the Company pursuant to the Securities Purchase Agreement and to issue the Investor Note in full satisfaction, of the purchase price of the Series B Notes (the “Series B Purchase Price”), and the Company wishes to sell the Series B Note to the Investor and wishes to acquire the Investor Note in full satisfaction of the Series B Purchase Price.

E. The Investor Note will be secured by a first priority security interest in certain Eligible Assets (as defined in the Investor Note) (collectively, the “Collateral”) held in the collateral account of the Investor described in the Investor Note (the “Collateral Account”).

F. Concurrently herewith, each of the Company and the Investor are entering into that certain Master Netting Agreement, in substantially the form attached hereto as Exhibit B (the “Master Netting Agreement”), to provide further clarification of its right (but not, in the case of Investor only, its obligation) to Net (as defined below) certain Obligations (as defined in the Netting Agreement) arising under and across this Agreement, the Investor Note, the Series B Notes and the Securities Purchase Agreement (collectively, the “Underlying Agreements”) and to treat the Master Netting Agreement, this Agreement and the other Underlying Agreements as a single agreement for the purposes set forth herein and this Agreement and the Securities Purchase Agreement each as a “securities contract” (11 U.S.C. § 741), or other similar agreements.

NOW, THEREFORE, the Company and the Investor hereby agree as follows:

1. PURCHASE AND SALE OF INVESTOR NOTE.

(a) Investor Note. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Investor agrees to issue and sell to the Company, and the Company agrees to purchase from the Investor on the Closing Date (as defined below), such aggregate principal amount of Investor Note as is set forth on the signature page of the Investor attached hereto in full satisfaction of the Series B Purchase Price under the Securities Purchase Agreement (the “Closing”).

(b) Closing. The Closing of the purchase of the Investor Note by the Company shall occur at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 5 and 6 below are satisfied or waived (or such other date or time as is mutually agreed to by the Company and the Investor). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c) Delivery of Investor Note in Satisfaction of Series B Purchase Price; Securities Contract; Netting Safe Harbor. On the Closing Date, the Investor shall deliver to the Investor the Investor Note duly executed on behalf of the Investor and registered in the name of the Company and delivered in full satisfaction of the Series B Purchase Price pursuant to the Securities Purchase Agreement. Other than the issuance of the Series B Note to the Investor, the Company shall not be required to pay any additional consideration for the issuance of the Investor Note hereunder. The Company hereby acknowledges and agrees that the rights and obligations of the Investor under the Master Netting Agreement, hereunder and under the other Underlying Agreements and the rights and obligations of the Company under the Master Netting Agreement, hereunder and under the other Underlying Agreements arise in a single integrated transaction and constitute related and interdependent obligations within such transaction. The Company and the Investor hereby acknowledge and agree that this Agreement and the Securities Purchase Agreement each is a “securities contract” as defined in 11 U.S.C. § 741 and that Investor shall have all rights in respect of the Master Netting Agreement, this Agreement and the other Underlying Agreements as are set forth in 11 U.S.C. § 555 and 11 U.S.C. § 362(b)(6), including, without limitation, all rights of credit, deduction, setoff, offset, recoupment, and netting (collectively, “Netting”) as are available under the Master Netting Agreement, this Agreement and the other Underlying Agreements, and all Netting provisions of the Series B Note, the Master Netting Agreement and the Investor Note, including without limitation the provisions set forth in Section 7 of the Investor Note, are hereby incorporated in this Agreement and made a part hereof as if such provisions were set forth herein.

2. COMPANY’S REPRESENTATIONS AND WARRANTIES.

The Company represents and warrants, as of the date hereof and as of the Closing Date in which the Company is purchasing the Investor Note hereunder, that:

(a) Securities Purchase Agreement. The representations and warranties of the Company set forth in the Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

(b) No Sale or Distribution. The Company is acquiring the Investor Note for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Company does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined in the Securities Purchase Agreement) to distribute any of the Investor Note.

(c) Sophisticated Investor. The Company is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D), and has such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Investor Note.

(d) Reliance on Exemptions. The Company understands that the Investor Note is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Investor is relying in part upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Company set forth herein in order to determine the availability of such exemptions and the eligibility of the Company to acquire the Investor Note.

(e) Information. The Company and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Investor and materials relating to the offer and sale of the Investor Note that have been requested by the Company. The Company and its advisors, if any, have been afforded the opportunity to ask questions of the Investor. Neither such inquiries nor any other due diligence investigations conducted by the Company or its advisors, if any, or its representatives shall modify, amend or affect the Company’s right to rely on the Investor’s representations and warranties contained herein. The Company understands that its investment in the Investor Note involves a high degree of risk. The Company has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Investor Note.

(f) No Governmental Review. The Company understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Investor Note or the fairness or suitability of the investment in the Investor Note nor have such authorities passed upon or endorsed the merits of the offering of the Investor Note.

(g) Transfer or Resale. The Company understands that: (i) the Investor Note has not been and is not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred without the consent of the Investor (and any Prohibited Transfer (as defined in the Investor Note) shall be subject to certain recoupment rights and netting against the Series B Note to be issued to the Investor concurrently with the Closing hereunder) and (ii) neither the Investor nor any other Person is under any obligation to register the Investor Note under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(h) Legends. The Company understands that the certificates or other instruments representing the Investor Note shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS, OR AN EXEMPTION FROM REGISTRATION THEREUNDER, IN EACH CASE, TO THE EXTENT APPLICABLE HERETO.

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

The Investor represents and warrants to the Company as of the date hereof and as of the Closing Date as follows:

(a) Securities Purchase Agreement. The representations and warranties of the Investor set forth in the Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

(b) Authorization; Enforcement; Validity. The Investor has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Investor Note and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Investor Note in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Investor Note has been duly authorized by the Investor’s board of directors, investment manager or other governing body and no further filing, consent, or authorization is required by the Investor. This Agreement and the other Transaction Documents have been duly executed and delivered by the Investor, and constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) Issuance of Investor Note. The issuance of the Investor Note is duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be free from all taxes, liens and charges with respect to the issue thereof. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Investor of the Investor Note is exempt from registration under the 1933 Act.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Investor Note) will not (i) result in a violation of the Investor’s organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations) applicable to the Investor or by which any property or asset of the Investor is bound or affected, except, in the case of clause (ii) and (iii) above, for such violations, conflicts, breaches, defaults, losses, terminations of rights thereof, or accelerations which, in the aggregate, would not reasonably be expected to have a Material Adverse Effect (as defined below). “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof) or condition (financial or otherwise) of the Investor, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company or any of its Subsidiaries (as defined in the Securities Purchase Agreement) to perform any of their respective obligations under any of the Transaction Documents.

(e) Consents. The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any government, court, regulatory, self-regulatory, administrative agency or commission or other governmental agency, authority or instrumentality, domestic or foreign, of competent jurisdiction (a “Governmental Authority”) or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. The Investor is unaware of any facts or circumstances that might prevent the Investor from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.

(f) No General Solicitation. The Investor has not engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Investor Note.

(g) No Integrated Offering. Neither the Investor nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of the Investor Note under the 1933 Act, whether through integration with prior offerings or otherwise. Neither the Investor nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the Investor Note under the 1933 Act.

(h) Sufficient Collateral. As of the Closing Date the bank account described on Schedule I to the Investor Note, which Collateral secures the Investor Note in accordance therewith, contains at least the Series B Purchase Price of Eligible Assets as of the Closing Date.

(i) Full Recourse. The Investor Note is a full recourse obligation of the Investor.

4. COVENANTS.

(a) Reasonable Best Efforts. Each party shall use its reasonable best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

(b) Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents or the Securities Purchase Agreement, each party to this Agreement shall bear its own expenses in connection with the sale of the Investor Note to the Investors.

(c) Taxes. The Company will pay, and save and hold the Investor harmless from any and all liabilities (including interest and penalties) with respect to, or resulting from any delay or failure in paying, stamp and other taxes (other than income taxes), if any, which may be payable or determined to be payable on the execution and delivery or acquisition of the Investor Note.

5. CONDITIONS TO THE INVESTOR’S OBLIGATION TO SELL. The obligation of the Investor hereunder to issue and sell the Investor Note to the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Investor.

(b) All conditions to the Investor’s closing of the transactions contemplated by the Securities Purchase Agreement shall have been satisfied (except for such conditions waived by the Investor) and the Investor Note is being issued hereunder in full satisfaction of the Series B Purchase Price.

(c) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO PURCHASE. The obligation of the Company hereunder to purchase the Investor Note at the Closing in satisfaction, in full, of the Series B Purchase Price is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

(a) The Investor shall have duly executed and delivered to the Company (A) each of the Transaction Documents and (B) the Investor Note.

(b) All conditions to the Company’s closing of the transactions contemplated by the Securities Purchase Agreement shall have been satisfied (except for such conditions waived by the Company) and the Investor Note is being issued hereunder in full satisfaction of the Series B Purchase Price.

(c) The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

(d) The Investor shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Investor Note.

7. TERMINATION.

In the event that the Closing shall not have occurred on or prior to the termination of the Securities Purchase Agreement, this Agreement shall automatically terminate.

8. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement; Amendments. This Agreement, the Securities Purchase Agreement, the other Transaction Documents (as defined herein) and the Transaction Documents (as defined in the Securities Purchase Agreement) and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Investors, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents (as defined herein) and the Transaction Documents (as defined in the Securities Purchase Agreement), the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document or the Transaction Documents (as defined in the Securities Purchase Agreement) shall (or shall be deemed to) (i) have any effect on any agreements the Investor has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by the Investor in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to the Investor or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and the Investor and all such agreements shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company, the Investor and the Required Holders.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be governed by the provisions of Section 9(f) of the Securities Purchase Agreement.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i) Survival. The representations, warranties, agreements and covenants shall survive each Closing. The Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Page Follows]

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Note Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

HELIOS AND MATHESON ANALYTICS INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Note Purchase Agreement to be duly executed as of the date first written above.

INVESTORS:

[INVESTOR]

By:
Name:
Title:

Aggregate Principal Amount of Investor Note: